                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549





                                  FORM 8-K/A

                                CURRENT REPORT

            (Amendment No. Two to Form 8-K filed March 22, 1994)


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  March 22, 1994
                                                       --------------



                           AmSOUTH BANCORPORATION
                           ----------------------
           (Exact name of registrant as specified in its charter)


  Delaware                          1-7476                       63-0591257
  --------                          ------                       ----------
(State or other                 (Commission                     (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)


                           1400 AmSouth-Sonat Tower
                          Birmingham, Alabama  35203
                          --------------------------
         (Address, including zip code, of principal executive office)


                                (205) 320-7151
                                --------------
                        (Registrant's telephone number,
                             including area code)

Item 7.  Financial Statements and Exhibits
         ---------------------------------

On March 22, 1994 AmSouth Bancorporation ("AmSouth") filed a report on Form 8-K presenting pro forma financial statements giving effect to certain pending mergers and acquisitions as of December 31, 1993, as described in Item 5 of that Form 8-K. AmSouth revised those pro forma financial statements to reflect the reclassification of certain liabilities and filed a Form 8-K/A on April 4, 1994 to amend the March 22, 1994 Form 8-K by substituting the pro forma financial statements filed as part of that Form 8-K/A for the pro forma financial statements filed with the March 22, 1994 Form 8-K. Due to a typographical error the amount of the "Other Borrowed Funds" shown in the "AmSouth and Fortune Pro Forma Combined" column of the Unaudited Pro Forma Combined Condensed Statement of Condition was incorrectly listed as "677,648" instead of "647,648." This form 8-K/A is being filed to substitute corrected pro forma financial statements for the pro forma financial statements that were part of the Form 8-K/A filed on April 4, 1994.

Listed below are the financial statements and pro forma financial information filed as part of this report.

(A)  Financial Statements of Business Acquired:

     None required.

(B)  Pro Forma Financial Information:

     The following unaudited pro forma combined condensed financial statements are attached.

     Unaudited Pro Forma Combined Condensed Statement of Condition as of December 31, 1993

     Unaudited Pro Forma Combined Condensed Statement of Earnings for the twelve months ended December 31, 1993.

(C)  Exhibits:

     None

                  UNAUDITED PRO FORMA FINANCIAL INFORMATION


  The following unaudited pro forma combined condensed statement of condition as of December 31, 1993, gives effect to (i) the pending acquisitions of OBC, FloridaBank, Parkway, Calhoun, and Citizens by AmSouth, assuming such acquisitions are accounted for as poolings of interests, and (ii) the pending acquisition of Fortune, assuming such acquisition is treated as a purchase for accounting purposes, as if all such transactions had been consummated on December 31, 1993. The effect of the Tampa acquisition is not expected to be material to the unaudited pro forma combined condensed statement of condition and is not included.

  The following unaudited pro forma combined condensed statement of earnings for the twelve months ended December 31, 1993, gives effect to (i) the pending acquisitions of OBC, FloridaBank, Parkway, Calhoun and Citizens assuming such acquisitions are accounted for as poolings of interests, and (ii) the pending acquisition of Fortune and the December 9, 1993 acquisition of Mid-State Federal Savings Bank ("Mid-State Federal"), assuming that the acquisitions are treated as purchases for accounting purposes, as if all such transactions had been consummated on January 1, 1993. The effect of the Tampa acquisition is not expected to be material to the unaudited pro forma combined condensed statement of earnings and is not included.

  The unaudited pro forma combined condensed financial statements are presented for information purposes only and are not necessarily indicative of the combined financial position or results of operations which would actually have occurred if the transactions had been consummated in the past or which may be obtained in the future.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
AS OF DECEMBER 31, 1993
(In Thousands)


                                                                                              AMSOUTH &
                                                                                               FORTUNE
                                                                                              PRO FORMA
                                                 AMSOUTH       FORTUNE       ADJUSTMENTS       COMBINED       OBC
                                                 -------       -------       -----------      ---------    ----------
ASSETS
Cash and Due From Banks                       $    577,006   $    40,809   $      2,565 (C)  $    620,380      20,620
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell          133,873        70,741              0           204,614      21,025
Trading Account Securities                          94,844             0              0            94,844           0
Securities Held For Sale                         1,289,196       370,846              0         1,660,042           0
Investment Securities                            1,618,233       630,242          5,437 (B)     2,253,912      52,584


Mortgage Loans Held For Sale                       335,435       129,295              0           464,730           0
Loans, Net of Unearned Income                    7,930,224     1,390,374         (2,442)(A)     9,318,156     249,243

   Less Allowance for Loan Losses                  118,089        28,793              0           146,882       8,938
                                              ------------   -----------   ------------      ------------  ----------
      Net Loans                                  7,812,135     1,361,581         (2,442)        9,171,274     240,305
Premises and Equipment, Net                        216,715        36,677        (11,093)(B)       242,299       8,392

Other Real Estate Owned                             23,714         7,055              0            30,769       3,744
Intangible Assets                                  132,202        13,549        (13,549)(A)       258,043       1,332
                                                                                125,841 (E)
Mortgage Servicing Rights                           32,649        25,109            614 (B)        58,372           0
Other Assets                                       281,869        61,261         (1,622)(A)       341,508       6,433
                                              ------------   -----------   ------------      ------------  ----------
                                              $ 12,547,871   $ 2,747,165   $    105,751      $ 15,400,787  $  354,435
                                               ===========    ==========    ===========       ===========   =========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
   Deposits                                   $  9,567,882   $ 1,792,063    $    16,143 (B)  $ 11,376,088  $  322,525
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase           791,184       369,071              0         1,160,255       1,540
   Other Borrowed Funds                            612,068        35,580              0           647,648           0
   Long-Term Debt                                  163,142       235,044        (17,044)(D)       526,562       4,000
                                                                                142,488 (E)
                                                                                  2,932 (B)
                                              ------------   -----------   ------------      ------------  ----------
     Total Deposits and Interest-
       Bearing Liabilities                      11,134,276     2,431,758        144,519        13,710,553     328,065
Other Liabilities                                  323,586       147,504          1,000 (A)       474,197       3,360
                                                                                  5,900 (A)
                                                                                 (2,789)(A)
                                                                                 12,090 (B)
                                                                                (13,094)(B)
                                              ------------   -----------   ------------      ------------  ----------

        Total Liabilities                       11,457,862     2,579,262        147,626        14,184,750     331,425

Shareholders' Equity:

     Preferred Stock                                     0            14            (14)(E)             0           0

     Common Stock                                   51,016            56            (65)(E)        55,497         679
                                                                                      2 (C)
                                                                                      7 (D)
                                                                                  4,481 (E)
     Capital Surplus                               446,344       111,057       (130,657)(E)       567,891       8,407
                                                                                  2,563 (C)
                                                                                 17,037 (D)
                                                                                121,547 (E)
     Retained Earnings                             619,766        56,776        (21,724)(A)       619,766      13,924
                                                                                (11,939)(E)
                                                                                (23,113)(B)
                                              ------------   -----------   ------------      ------------  ----------

                                                 1,117,126       167,903        (41,875)        1,243,154      23,010

Less: Cost of Common Stock in Treasury              24,173             0              0            24,173           0
      Deferred Compensation on
            Restricted Stock                         2,944             0              0             2,944           0
                                              ------------   -----------   ------------      ------------  ----------

        Total Shareholders' Equity               1,090,009       167,903        (41,875)        1,216,037      23,010
                                              ------------   -----------   ------------      ------------  ----------

                                             $  12,547,871  $  2,747,165   $    105,751     $  15,400,787  $  354,435
                                              ============   ===========    ===========      ============   =========


                                                               AMSOUTH,                                       AMSOUTH
                                                              FORTUNE &                                    FORTUNE, OBC &
                                                                OBC                                         FLORIDABANK
                                                              PRO FORMA      FLORIDA                         PRO FORMA
                                              ADJUSTMENTS     COMBINED         BANK          ADJUSTMENTS     COMBINED**
                                              -----------    -----------   ------------      ------------  ------------
ASSETS
Cash and Due From Banks                       $         0    $   641,000   $      5,001      $          0  $    646,001
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell               0        225,639            229                 0       225,868
Trading Account Securities                              0         94,844              0                 0        94,844
Securities Held For Sale                                0      1,660,042          4,778                 0     1,664,820
Investment Securities                                   0      2,306,496        103,955                 0     2,410,451


Mortgage Loans Held For Sale                            0        464,730          9,494                 0       474,224
Loans, Net of Unearned Income                      (4,000)(F)  9,563,399        139,485                 0     9,702,884

   Less Allowance for Loan Losses                       0        155,820          2,058                 0       157,878
                                              -----------    -----------   ------------      ------------  ------------
      Net Loans                                    (4,000)     9,407,579        137,427                 0     9,545,006
Premises and Equipment, Net                             0        250,691          3,965                 0       254,656

Other Real Estate Owned                                 0         34,513            595                 0        35,108
Intangible Assets                                       0        259,375              0                 0       259,375

Mortgage Servicing Rights                               0         58,372              0                 0        58,372
Other Assets                                            0        347,941          6,008                 0       353,949
                                              -----------    -----------   ------------      ------------  ------------
                                              $    (4,000)  $ 15,751,222   $    271,452      $          0  $ 16,022,674
                                              ===========    ===========   ============      ============  ============


LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing Liabilities:
   Deposits                                  $          0   $ 11,698,613   $    202,600      $          0  $ 11,901,213
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase                0      1,161,795              0                 0     1,161,795
   Other Borrowed Funds                                 0        647,648         47,750                 0       695,398
   Long-Term Debt                                  (4,000)(F)    526,562          6,500                 0       533,062

                                              -----------    -----------   ------------      ------------  ------------
     Total Deposits and Interest-
       Bearing Liabilities                         (4,000)    14,034,618        256,850                 0    14,291,468
Other Liabilities                                       0        477,557          2,680                 0       480,237




                                              -----------    -----------   ------------      ------------  ------------
        Total Liabilities                          (4,000)    14,512,175        259,530                 0    14,771,705

Shareholders' Equity:

     Preferred Stock                                    0              0              0                 0             0

     Common Stock                                    (679)(G)     56,829          1,541            (1,541)(H)    57,584
                                                    1,332 (G)                                         755 (H)


     Capital Surplus                                 (653)(G)    575,645          5,388               786 (H)   581,819



     Retained Earnings                                  0        633,690          4,993                 0       638,683


                                              -----------    -----------   ------------      ------------  ------------
                                                        0      1,266,164         11,922                 0     1,278,086
Less: Cost of Common Stock in Treasury                  0         24,173              0                 0        24,173
      Deferred Compensation on
            Restricted Stock                            0          2,944              0                 0         2,944
                                              -----------    -----------   ------------      ------------  ------------
        Total Shareholders' Equity                      0      1,239,047         11,922                 0     1,250,969
                                              -----------    -----------   ------------      ------------  ------------
                                              $    (4,000)  $ 15,751,222   $    271,452      $          0  $ 16,022,674
                                              ===========    ===========   ============      ============  ============

**  Continued on next page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
AS OF DECEMBER 31, 1993
(In Thousands)




                                            AMSOUTH,                             AMSOUTH,
                                            FORTUNE,                           FORTUNE, OBC,
                                              OBC &                             FLORIDABANK
                                           FLORIDABANK                           & PARKWAY
                                            PRO FORMA                            PRO FORMA
                                            COMBINED**   PARKWAY  ADJUSTMENTS    COMBINED     CALHOUN   ADJUSTMENTS
                                           -----------   -------  -----------  -------------  -------   -----------
ASSETS
Cash and Due From Banks                   $    646,001 $   4,410 $        0   $     650,411 $    1,297 $        0
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell      225,868     6,680          0         232,548      4,765          0
Trading Account Securities                      94,844         0          0          94,844          0          0
Securities Held For Sale                     1,664,820         0          0       1,664,820     13,249          0
Investment Securities                        2,410,451    29,769          0       2,440,220          0          0


Mortgage Loans Held For Sale                   474,224         0          0         474,224        356          0
Loans, Net of Unearned Income                9,702,884    79,433          0       9,782,317     51,017          0

   Less Allowance for Loan Losses              157,878     1,000          0         158,878        450          0
                                          ------------ --------- ----------   ------------- ---------- ----------
      Net Loans                              9,545,006    78,433          0       9,623,439     50,567          0
Premises and Equipment, Net                    254,656     3,282          0         257,938      1,208          0

Other Real Estate Owned                         35,108     2,366          0          37,474          0          0
Intangible Assets                              259,375         0          0         259,375          0          0

Mortgage Servicing Rights                       58,372         0          0          58,372          0          0
Other Assets                                   353,949     1,811          0         355,760        785          0
                                          ------------ --------- ----------   ------------- ---------- ----------
                                          $ 16,022,674 $ 126,751 $        0   $  16,149,425 $   72,227 $        0
                                          ============ ========= ==========   ============= ========== ==========

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing
 Liabilities:
   Deposits                               $ 11,901,213 $ 115,888 $        0   $  12,017,101 $   59,169 $        0
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase     1,161,795         0          0       1,161,795          0          0
   Other Borrowed Funds                        695,398         0          0         695,398          0          0
   Long-Term Debt                              533,062     1,310     (1,310)(J)     533,062          0          0
                                          ------------ --------- ----------   ------------- ---------- ----------
     Total Deposits and Interest-
       Bearing Liabilities                  14,291,468   117,198     (1,310)     14,407,356     59,169          0
Other Liabilities                              480,237       935          0         481,172      1,512          0



                                          ------------ --------- ----------   ------------- ---------- ----------
        Total Liabilities                   14,771,705   118,133     (1,310)     14,888,528     60,681          0

Shareholders' Equity:

     Preferred Stock                                 0         0          0               0          0          0

     Common Stock                               57,584        10        (10)(I)      58,154          4         (4)(K)
                                                                        490 (I)                               414 (K)
                                                                         80 (J)

     Capital Surplus                           581,819     5,002       (480)(I)     587,571      3,917       (410)(K)
                                                                      1,230 (J)


     Retained Earnings                         638,683     3,606          0         642,289      7,625          0

                                          ------------ --------- ----------   ------------- ---------- ----------
                                             1,278,086     8,618      1,310       1,288,014     11,546          0

Less: Cost of Common Stock in Treasury          24,173         0          0          24,173          0          0
      Deferred Compensation on
             Restricted Stock                    2,944         0          0           2,944          0          0
                                          ------------ --------- ----------   ------------- ---------- ----------
        Total Shareholders' Equity           1,250,969     8,618      1,310       1,260,897     11,546          0
                                          ------------ --------- ----------   ------------- ---------- ----------
                                          $ 16,022,674 $ 126,751 $        0   $  16,149,425 $   72,227 $        0
                                          ============ ========= ==========   ============= ========== ==========

                                            AMSOUTH,
                                           FORTUNE, OBC,
                                           FLORIDABANK,
                                            PARKWAY &
                                             CALHOUN                               TOTAL
                                            PRO FORMA                            PRO FORMA
                                             COMBINED   CITIZENS  ADJUSTMENTS    COMBINED
                                          ------------- --------  -----------    ---------
ASSETS
Cash and Due From Banks                   $    651,708 $  12,068 $        0   $     663,776
Federal Funds Sold and Securities
     Purchased Under Agreements to Resell      237,313    16,825          0         254,138
Trading Account Securities                      94,844         0          0          94,844
Securities Held For Sale                     1,678,069     4,793          0       1,682,862
Investment Securities                        2,440,220    43,768          0       2,483,988


Mortgage Loans Held For Sale                   474,580       392          0         474,972
Loans, Net of Unearned Income                9,833,334   215,574          0      10,048,908

   Less Allowance for Loan Losses              159,328     2,328          0         161,656
                                          ------------ --------- ----------   -------------
      Net Loans                              9,674,006   213,246          0       9,887,252
Premises and Equipment, Net                    259,146     5,196          0         264,342

Other Real Estate Owned                         37,474     1,415          0          38,889
Intangible Assets                              259,375         0          0         259,375

Mortgage Servicing Rights                       58,372         0          0          58,372
Other Assets                                   356,545     2,431          0         358,976
                                          ------------ --------- ----------   -------------
                                          $ 16,221,652 $ 300,134 $        0   $  16,521,786
                                          ============ ========= ==========   =============

LIABILITIES AND
SHAREHOLDERS' EQUITY
Deposits and Interest-Bearing
 Liabilities:
   Deposits                               $ 12,076,270 $ 269,982 $        0   $  12,346,252
   Federal Funds Purchased and Securities
     Sold Under Agreements to Repurchase     1,161,795       453          0       1,162,248
   Other Borrowed Funds                        695,398     1,000          0         696,398
   Long-Term Debt                              533,062    10,000          0         543,062
                                          ------------ --------- ----------   -------------
     Total Deposits and Interest-
       Bearing Liabilities                  14,466,525   281,435          0      14,747,960
Other Liabilities                              482,684       474          0         483,158



                                          ------------ --------- ----------   -------------
        Total Liabilities                   14,949,209   281,909          0      15,231,118

Shareholders' Equity:

     Preferred Stock                                 0         0          0               0

     Common Stock                               58,568        41        (41)(L)      60,052
                                                                      1,484 (L)


     Capital Surplus                           591,078    10,961     (1,443)(L)     600,596



     Retained Earnings                         649,914     7,223          0         657,137

                                          ------------ --------- ----------   -------------
                                             1,299,560    18,225          0       1,317,785

Less: Cost of Common Stock in Treasury          24,173         0          0          24,173
      Deferred Compensation on
             Restricted Stock                    2,944         0          0           2,944
                                          ------------ --------- ----------   -------------
        Total Shareholders' Equity           1,272,443    18,225          0       1,290,668
                                          ------------ --------- ----------   -------------
                                          $ 16,221,652 $ 300,134 $        0   $  16,521,786
                                          ============ ========= ==========   =============

** Continued from prior page



  See Notes to Unaudited Pro Forma Combined Condensed Statement of Condition.

    AMSOUTH BANCORPORATION
    NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION (In Thousands Except Share Amounts)


(A) The following pro forma adjustments are necessary to record the transactions for Fortune:

    (1)  To eliminate goodwill                                      $  (10,272)

    (2)  To eliminate core deposit intangible                           (3,277)

    (3)  To establish income tax liability                              (1,000)

    (4)  To recapture a tax bad debt reserve as a result of
         the reversal of a special deduction for bad debts
         allowed for certain  savings and loan associations
         that is not available to commercial banks                      (5,900)

    (5)  To write off prepaid expenses                                  (1,622)

    (6)  To eliminate deferred loan fees-FASB 91                        (2,442)

    (7)  To establish deferred taxes on applicable items
         above assuming a 38% tax rate                                   2,789
                                                                    -----------
                                                                    $  (21,724)
                                                                    ===========

(B) These amounts reflect purchase accounting adjustments of the book value of the assets and liabilities of Fortune estimated at fair values. Current market values of investment securities were determined using publicly quoted prices. Certain long-term fixed rate loans and deposits were valued based on prevailing market interest rates. The final purchase accounting adjustments may vary to the extent that the market values of the assets and liabilities change.

                                                                          Fortune
                                                                     -----------------
    Cost of acquisition:
       Stock consideration                                          $          126,028
       Cash consideration                                                      142,488
                                                                     -----------------
                                                                               268,516
    Estimated acquisition costs                                                 12,090
                                                                     -----------------
                                                                    $          280,606
                                                                     =================
    Net assets acquired:
       Shareholders' equity                                         $          167,903
       Shareholders' equity adjustments from Note C                              2,565
       Shareholders' equity adjustments from Note D                             17,044
    Adjustments from Note A                                                    (21,724)
    Fair value adjustments:
       Investment securities                              5,437
       Fixed assets-buildings and land                  (11,093)
       Purchased mortgage servicing rights                  614
       Deposits                                         (16,143)
       Long-term debt                                    (2,932)
                                                       --------
                                                                               (24,117)
    Deferred taxes at 38% on applicable items                                   13,094
    Cost in excess of fair value of net assets acquired                        125,841
                                                                     -----------------
                                                                    $          280,606
                                                                     =================

    The fair market value of the loans is approximately equal to the book value; therefore, no fair value adjustment is necessary.

    Deferred taxes are established on the net difference between the fair value adjustments and the deductible portion of the estimated acquisition costs.

(C) Fortune stock options which are exercisable prior to the merger are assumed to be exercised before the merger as follows:

    Number of Fortune options outstanding                          160,314
    Average exercise price per share                                 16.00
                                                        ------------------
    Proceeds from exercise                              $            2,565
                                                        ==================

    The impact upon Fortune's statement of condition as a result of the exercise will be the issuance of 160,314 shares of $0.01 par value common stock with a resulting $2 increase in common stock, a $2,563 increase in capital surplus and a $2,565 increase in cash.

    If the outstanding Fortune stock options are not exercised prior to the merger, AmSouth has the option, on a case by case basis, to convert the options into either (1) an option to purchase, on the same terms as the Fortune common stock, shares of AmSouth Common Stock in an amount and at a price appropriately adjusted to reflect the per share consideration received by holders of Fortune common stock; or (2) cash in an amount equal to the difference between (a) the per share consideration to be received by holders of Fortune common stock in the merger and (b) the exercise price of such option. The assumption that all of the Fortune stock options will be exercised before the merger represents the most dilutive outcome. If either option (1) or option (2) discussed above were to occur, the pro forma combined condensed statement of condition and statement of earnings would not be materially different from that reported.

(D) Fortune's 10% subordinated convertible debentures are assumed to be converted into Fortune common stock before the merger as follows:

    Outstanding  subordinated convertible debentures     $          17,044
    Fortune conversion ratio                                          25.5
                                                         -----------------
    Fortune shares issued upon conversion                          668,000
                                                         =================

    The impact upon Fortune's statement of condition as a result of the conversion will be the issuance of approximately 668,000 shares of $0.01 par value common stock with a resulting $7 increase in common stock, a $17,037 increase in capital surplus and a $17,044 reduction in other borrowed funds.

(E) In connection with the acquistion, each common and preferred shareholder of Fortune may make an election to receive either cash or AmSouth Common Stock based on a formula which takes into consideration AmSouth's stock price during a future pricing period. The transaction is valued at $268,516, and the consideration will be comprised of approximately 50% cash and 50% AmSouth Common Stock (subject to adjustment based upon the average price per share of AmSouth Common Stock). The cash consideration is assumed to be funded by AmSouth's issuance of $142,488 of long-term debt at an assumed interest rate of 6.95%.

    Based upon an average price per share of AmSouth Common Stock of $28.125, approximately 4,481,000 shares of AmSouth Common Stock will be issued with a resulting $4,481 increase to common stock and a $121,547 increase in capital surplus. The remaining capital of Fortune, after all fair value adjustments and accounting adjustments will be eliminated.

(F) To eliminate intercompany loan.

(G) Upon consummation of the merger with OBC, each share of OBC common stock will be converted into 0.4907 of a share of AmSouth Common Stock. The OBC transaction will be accounted for as a pooling of interests, therefore the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of OBC. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate 1,332,469 (0.4907 X 2,715,445) shares of AmSouth Common Stock to the shareholders of OBC. A reclassification from capital surplus to common stock results from the issuance of the shares.

(H) Upon consummation of the merger with FloridaBank, each share of FloridaBank common stock will be converted into 0.4902 of a share of AmSouth Common Stock. The FloridaBank transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of FloridaBank. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate approximately 755,000 (0.4902 X 1,541,000) shares of AmSouth Common Stock to the shareholders of FloridaBank. A reclassification from common stock to capital surplus results from the issuance of the shares.

(I) Upon consummation of the merger with Parkway, each share of Parkway common stock will be converted into 0.4886 of a share of AmSouth Common Stock. The Parkway transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Parkway. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate 489,597 (0.4886 X 1,002,041) shares of AmSouth Common Stock to the shareholders of Parkway. A reclassification from capital surplus to common stock results from the issuance of the shares.

(J) Parkway's mandatory 9% convertible subordinated debentures are assumed to be converted into 163,750 shares of Parkway common stock which converts into approximately 80,000 (0.4886 X 163,750) shares of AmSouth Common Stock. The impact upon shareholders' equity is to increase common stock by $80 and capital surplus by $1,230.

(K) Upon consummation of the merger with Calhoun, each share of Calhoun common stock will be converted into 0.9991 of a share of AmSouth Common Stock. The Calhoun transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Calhoun. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate 413,957 (0.9991 X 414,330) shares of AmSouth Common Stock to the shareholders of Calhoun. A reclassification from capital surplus to common stock results from the issuance of the shares.

(L) Upon consummation of the merger with Citizens, each share of Citizens common stock will be converted into 0.3609 of a share of AmSouth Common Stock. The Citizens transaction will be accounted for as a pooling of interests; therefore, the effect upon shareholders' equity will be to increase AmSouth shareholders' equity by the total equity of Citizens. The unaudited pro forma financial statements have been prepared assuming that AmSouth will issue in the aggregate 1,483,800 (0.3609 X 4,111,388) shares of AmSouth Common Stock to the shareholders of Citizens. A reclassification from capital surplus to common stock results from the issuance of the shares.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
TWELVE MONTHS ENDED DECEMBER 31, 1993
(In Thousands Except Per Share Data)

                                                                                                                         AMSOUTH
                                                                            AMSOUTH &                                   MID-STATE
                                                                            MID-STATE                                   FEDERAL &
                                                                             FEDERAL                                     FORTUNE
                                                MID-STATE      ADJUST-      PRO FORMA                     ADJUST-       PRO FORMA
                                    AMSOUTH    FEDERAL (A)      MENTS       COMBINED     FORTUNE (C)       MENTS        COMBINED
                                    -------    -----------     -------      ---------    -----------      -------       ---------
Revenue from Earning Assets        $776,961      $55,074     $(3,417)(B)    $ 828,618     $162,836     $   (544)(F)     $990,910
Interest Expense                    314,884       28,324      (2,418)(B)      340,790       93,291       (1,704)(D)      435,433
                                                                                                          9,903 (E)
                                                                                                         (6,847)(F)
                                   --------      -------     -------        ---------     --------     --------         --------
Gross Interest Margin               462,077       26,750        (999)         487,828       69,545       (1,896)         555,477
Provision for Loan Losses            18,980        2,937           0           21,917       17,691            0           39,608
                                   --------      -------     -------        ---------     --------     --------         --------
Net Interest Margin                 443,097       23,813        (999)         465,911       51,854       (1,896)         515,869
Noninterest Revenues                194,361        7,679           0          202,040        3,146            0          205,186
Noninterest Expenses                420,087       17,708       1,962 (B)      439,757       57,009        5,891 (F)      502,657
                                   --------      -------     -------        ---------     --------     --------         --------
Income Before Applicable Taxes      217,371       13,784      (2,961)         228,194       (2,009)      (7,787)         218,398
Applicable Income Taxes              71,144        5,880        (448)(B)       76,576       (3,673)         648 (D)       72,336
                                                                                                         (3,763)(E)
                                                                                                          2,548 (F)
                                   --------      -------     -------        ---------     --------     --------         --------
    Net Income                     $146,227      $ 7,904     $(2,513)       $ 151,618     $  1,664     $ (7,220)        $146,062
                                   ========      =======     =======        =========     ========     ========         ========
Earnings Per Common Share          $   3.10
                                   ========
Average Common Shares Outstanding    47,153
                                   ========

                                                          AMSOUTH
                                                         MID-STATE
                                                          FEDERAL,
                                                         FORTUNE &
                                                           OBC
                                              ADJUST-    PRO FORMA
                                     OBC       MENTS     COMBINED**
                                    ------    -------    ----------
Revenue from Earning Assets        $25,495     $  0     $1,016,405
Interest Expense                     6,383        0        441,816
                                   -------     ----     ----------

Gross Interest Margin               19,112        0        574,589
Provision for Loan Losses            6,400        0         46,008
                                   -------     ----     ----------

Net Interest Margin                 12,712        0        528,581
Noninterest Revenues                 6,390        0        211,576
Noninterest Expenses                19,386        0        522,043
                                   -------     ----     ----------

Income Before Applicable Taxes        (284)       0        218,114
Applicable Income Taxes                 45        0         72,381


                                   -------     ----     ----------
    Net Income                     $  (329)    $  0     $  145,733
                                   =======     ====     ==========
Earnings Per Common Share

Average Common Shares Outstanding

**  Continued on next page

  See Notes to Unaudited Pro Forma Combined Condensed Statements of Earnings.

AMSOUTH BANCORPORATION
UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS
TWELVE MONTHS ENDED DECEMBER 31, 1993
(In Thousands Except Per Share Data)


                                                                                                                       AMSOUTH,
                                                                              AMSOUTH,                                 MID-STATE
                                      AMSOUTH,                               MID-STATE                                 FEDERAL,
                                     MID-STATE                                FEDERAL,                                 FORTUNE,
                                      FEDERAL,                                FORTUNE,                                   OBC,
                                     FORTUNE &                                 OBC &                                 FLORIDABANK
                                        OBC                                 FLORIDABANK                                & PARKWAY
                                     PRO FORMA     FLORIDA     ADJUST-       PRO FORMA                  ADJUST-       PRO FORMA
                                     COMBINED**     BANK        MENTS        COMBINED       PARKWAY      MENTS        COMBINED
                                    ----------     --------    -------     -----------      -------     -------      -----------
Revenue from Earning Assets        $ 1,016,405     $ 17,177     $  0       $ 1,033,582      $ 8,425     $    0      $ 1,042,007
Interest Expense                       441,816        9,806        0           451,622        3,791       (118)(G)      455,295
                                   -----------     --------     ----       -----------      -------     ------      -----------
Gross Interest Margin                  574,589        7,371        0           581,960        4,634        118          586,712
Provision for Loan Losses               46,008          445        0            46,453          319          0           46,772
                                   -----------     --------     ----       -----------      -------     ------      -----------
Net Interest Margin                    528,581        6,926        0           535,507        4,315        118          539,940
Noninterest Revenues                   211,576        2,008        0           213,584        1,566          0          215,150
Noninterest Expenses                   522,043       10,239        0           532,282        4,220          0          536,502
                                   -----------     --------     ----       -----------      -------     ------      -----------
Income Before Applicable Taxes         218,114       (1,305)       0           216,809        1,661        118          218,588
Applicable Income Taxes                 72,381         (304)       0            72,077          631         45 (G)       72,753
                                   -----------     --------     ----       -----------      -------     ------      -----------
Net Income                         $   145,733     $ (1,001)    $  0       $   144,732      $ 1,030     $   73      $   145,835
                                   ===========     ========     ====       ===========      =======     ======      ===========
Earnings Per Common Share

Average Common Shares Outstanding

                                                               AMSOUTH,
                                                              MID-STATE
                                                               FEDERAL,
                                                               FORTUNE,
                                                                 OBC,
                                                             FLORIDABANK,
                                                              PARKWAY &
                                                               CALHOUN                                 TOTAL
                                                  ADJUST-     PRO FORMA                 ADJUST-      PRO FORMA
                                   CALHOUN (H)     MENTS      COMBINED      CITIZENS     MENTS       COMBINED
                                   -----------    -------   -----------     --------    -------    -----------
Revenue from Earning Assets           5,284        $  0     $ 1,047,291     $ 20,994     $  0      $ 1,068,285
Interest Expense                      2,107           0         457,402        8,259        0          465,661
                                      -----        ----     -----------     --------     ----      -----------
Gross Interest Margin                 3,177           0         589,889       12,735        0          602,624
Provision for Loan Losses               119           0          46,891        1,731        0           48,622
                                      -----        ----     -----------     --------     ----      -----------
Net Interest Margin                   3,058           0         542,998       11,004        0          554,002
Noninterest Revenues                    535           0         215,685        1,310        0          216,995
Noninterest Expenses                  1,678           0         538,180        8,763        0          546,943
                                      -----        ----     -----------     --------     ----      -----------
Income Before Applicable Taxes        1,915           0         220,503        3,551        0          224,054
Applicable Income Taxes                 692           0          73,445        1,235        0           74,680
                                      -----        ----     -----------     --------     ----      -----------
Net Income                            1,223        $  0     $   147,058     $  2,316     $  0      $   149,374
                                      =====        ====     ===========     ========     ====      ===========
Earnings Per Common Share                                                                                 2.57
                                                                                                   ===========
Average Common Shares Outstanding                                                                       58,150
                                                                                                   ===========

   **   Continued from prior page

  See Notes to Unaudited Pro Forma Combined Condensed Statement of Earnings.

AMSOUTH BANCORPORATION
NOTES TO THE UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF EARNINGS TWELVE MONTHS ENDED DECEMBER 31, 1993
(In Thousands Except Per Share Amounts)

(A) On December 9, 1993, Mid-State Federal was merged into AmSouth Bank of Florida, a wholly owned subsidiary of AmSouth in a transaction accounted for as a purchase under GAAP. Therefore, the Unaudited Pro Forma Combined Condensed Statement of Condition at December 31, 1993, includes the balances acquired from Mid-State Federal, as well as, the necessary purchase accounting adjustments. Included in the Unaudited Pro Forma Combined Condensed Statement of Earnings for the twelve months ended December 31, 1993, is the Mid-State Federal statement of earnings for the twelve months ended September 30, 1993, the last available twelve month period (which is representative of normal operations).

(B) Mid-State Federal's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth below and included in the Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                                   Purchase              Twelve Months
                                                   Discount         Ended December 31, 1993
                                                   (Premium)        Accretion (Amortization)
                                                  --------------------------------------------
     Investment Securities                         $ (4,629)        $  (839)
     Loans                                           (7,707)         (2,578)
                                                                    -------
     Decrease in Revenues from
        Earning Assets                                              $(3,417)        $(3,417)
                                                                    =======
     Deposits                                         5,156         $ 1,901
     Other Borrowings                                 1,293             517
                                                                    -------
     Decrease in Interest Expense                                   $ 2,418           2,418
                                                                    =======
     Fixed Assets-Buildings and Land                 (1,722)            (86)
     Purchased Mortgage
        Servicing Rights                               (378)            (95)
     Excess of Cost Over Fair Value
        of Net Assets Acquired                      (35,619)         (1,781)
                                                                    -------
     Increase in Noninterest Expenses                               $(1,962)         (1,962)
                                                                    =======
     Increase in Pro Forma Net Income due
     to 38% taxes                                                                       448
                                                                                    -------
     Decrease in Pro Forma Net Income                                               $(2,513)
                                                                                    =======

     The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                          1994      $ (2,324)
                          1995        (2,294)
                          1996        (2,227)
                          1997        (2,258)
                          1998        (2,081)

(C) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Fortune for the year ended September 30, 1993 as follows:

                                                   Year            Deduct Three        Add Three       Twelve Months
                                                   Ended           Months Ended       Months Ended         Ended
                                                September 30,      December 31,       December 31,      December 31,
                                                    1993               1992               1993              1993
                                                ----------         ----------         ----------        -----------
     Revenue from Earning Assets                $  168,651         $   44,648         $   38,833        $   162,836
     Interest Expense                               97,665             26,431             22,057             93,291
                                                ----------         ----------         ----------        -----------
     Gross Interest Margin                          70,986             18,217             16,776             69,545
     Provision for Loan Losses                      13,819              5,296              9,168             17,691
                                                ----------         ----------         ----------        -----------
     Net Interest Margin                            57,167             12,921              7,608             51,854
     Noninterest Revenues                            9,147              7,920              1,919              3,146
     Noninterest Expenses                           55,430             13,793             15,372             57,009
                                                ----------         ----------         ----------        -----------
     Income Before Applicable Taxes                 10,884              7,048             (5,845)            (2,009)
     Applicable Income Taxes                         1,650              2,991             (2,332)            (3,673)
                                                ----------         ----------         ----------        -----------
     Net Income                                 $    9,234         $    4,057         $   (3,513)       $     1,664
                                                ==========         ==========         ==========        ===========

(D) To eliminate interest expense on $17,044 of Fortune's 10% subordinated convertible debentures which are assumed to be converted in Note (D) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition as follows:

                                                        Year Ended
                                                       December 31,
                                                          1993
                                                       -----------
     Decrease in Interest Expense                      $     1,704
     Decrease in Pro Forma Net Income due to
        38% Taxes                                             (648)
                                                       -----------
     Increase in Pro Forma Net Income                  $     1,056
                                                       ===========

(E) To record interest expense at 6.95% on $142,488 of AmSouth long-term debt which is assumed to be issued in Note (E) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition as follows:

                                                        Year Ended
                                                       December 31,
                                                          1993
                                                       -----------
     Increase in Interest Expense                      $    (9,903)
     Increase in Pro Forma Net Income due to
        38% Taxes                                            3,763
                                                       -----------
     Decrease in Pro Forma Net Income                  $    (6,140)
                                                       ===========

(F) Fortune's accretion and amortization of purchase price adjustments resulting from the adjustments to estimated fair values, as set forth in Note (B) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition are as follows:

                                                    Purchase              Twelve Months
                                                    Discount         Ended December 31, 1993
                                                    (Premium)        Accretion (Amortization)
                                                    -----------------------------------------
     Investment Securities                          $  (5,437)       $  (544)
                                                                     -------
     Decrease in Revenues from
        Earning Assets                                               $  (544)        $  (544)
                                                                     =======
     Deposits                                          16,143        $ 5,381
     Long-Term Debt                                     2,932          1,466
                                                                     -------
     Decrease in Interest Expense                                    $ 6,847           6,847
                                                                     =======
     Fixed Assets-Buildings and Land                   11,093            555
     Purchased Mortgage
        Servicing Rights                                 (614)          (154)
     Excess of Cost Over Fair Value
        of Net Assets Acquired                       (125,841)        (6,292)
                                                                     -------
     Increase in Noninterest Expenses                                $(5,891)         (5,891)
                                                                     =======
     Decrease in Pro Forma Net Income due to 38% taxes                                (2,548)
                                                                                     -------
     Decrease in Pro Forma Net Income                                                $(2,136)
                                                                                     =======

     The expected decrease for each of the twelve months ended December 31, indicated below, on future net income and shareholders' equity of the projected aggregate purchase accounting adjustments reflected in the accompanying unaudited pro forma combined condensed financial statements assuming the merger was consummated on January 1, 1993 are as follows:

                           1994       $  (3,092)
                           1995          (4,048)
                           1996          (5,005)
                           1997          (5,659)
                           1998          (6,312)

     The Excess of Cost Over Fair Value of Net Assets Acquired is being amortized on a straight line basis over twenty years. The accretion (amortization) of all other items is generally over a shorter period and on an accelerated method. Therefore, the expected reduction in earnings and shareholders' equity increases for each year ending December 31, 1994-1998.

(G) To eliminate interest expense on $1,310 of Parkway's 9% convertible subordinated debentures which are assumed to be converted in Note (J) of Notes to Unaudited Pro Forma Combined Condensed Statement of Condition as follows:

                                                       Year Ended
                                                      December 31,
                                                          1993
                                                      ------------
     Decrease in Interest Expense                       $   118
     Decrease in Pro Forma Net Income due to
        38% Taxes                                           (45)
                                                        -------
     Increase in Pro Forma Net Income                   $    73
                                                        =======

(H) The amounts for the twelve months ended December 31, 1993 are reconciled with the reported operating results of Calhoun for the year ended September 30, 1993 as follows:

                                               Year          Deduct Three      Add Three      Twelve Months
                                               Ended         Months Ended     Months Ended        Ended
                                           September 30,     December 31,     December 31,     December 31,
                                                1993             1992             1993             1993
                                           -------------     ------------     ------------    -------------
     Revenue from Earning Assets             $  5,382          $  1,392         $  1,294        $  5,284
     Interest Expense                           2,183               584              508           2,107
                                             --------          --------         --------        --------
     Gross Interest Margin                      3,199               808              786           3,177
     Provision for Loan Losses                    125                31               25             119
                                             --------          --------         --------        --------
     Net Interest Margin                        3,074               777              761           3,058
     Noninterest Revenues                         520               123              138             535
     Noninterest Expenses                       1,587               390              481           1,678
                                             --------          --------         --------        --------
     Income Before Applicable Taxes             2,007               510              418           1,915
     Applicable Income Taxes                      722               174              144             692
                                             --------          --------         --------        --------
        Net Income                           $  1,285          $    336         $    274        $  1,223
                                             ========          ========         ========        ========

                                 Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMSOUTH BANCORPORATION



                                        By: /s/ Ricky W. Thomas
                                            ---------------------------------
                                            Ricky W. Thomas
                                            Senior Vice President and
                                            Controller (Principal  Accounting
                                            Officer)


Date:  April 11, 1994